EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of July 1999 (this "AGREEMENT"), is made by and among FirstCom Corporation, a Florida corporation (the "COMPANY"), and the persons named on the signature page hereto (collectively, the "INVESTOR").

                              W I T N E S S E T H:

         WHEREAS, in connection with the Agreement Amendment, of even date herewith between the Investor and the Company (the "AMENDMENT"), the Company has agreed, upon the terms and subject to the conditions of the Amendment, to issue and sell to the Investor five hundred thousand (500,000) shares (the "SHARES") of Common Stock (as defined below) of the Company;

         WHEREAS, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws with respect to the Shares;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

         1. DEFINITIONS.

         (a) As used in this Agreement, the following terms shall have the following meanings:

                  (i) "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or Statements on Form S-3 or another form acceptable to Investor in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415") and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission ("SEC").

                  (ii) "REGISTRATION STATEMENT" means a registration statement under the Securities Act and includes any information incorporated by reference therein.

                  (iii) "COMMON STOCK" shall mean the common stock of the Company, par value $.001 per share.

         (b) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

         2. REGISTRATION.

         (a) The Company shall prepare and file with the SEC, a registration statement on an appropriate form covering all of the Shares.

         (b) If the Company uses Form S-3, then the Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Investor of the Registerable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

         (c) Notwithstanding the registration of the resale of Common Stock in accordance with Section 2, if at any time of offer and sale of such Common Stock such securities can be sold pursuant to Rule 144 promulgated under the Securities Act ("RULE 144") in the manner, amount and on such terms as the Investor

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wishes to offer and sell such securities, the Investor may endeavor to offer and sell such securities pursuant to Rule 144.

         3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Shares, the Company shall:

         (a) Prepare and file with the SEC promptly a Registration Statement or Statements in accordance with the terms and conditions of the Amendment Agreement dated of even date herewith among the parties hereto, and to keep the Registration Statement, if the Registration Statement utilizes Rule 415, effective at all times until the earlier of (i) the date that all the Shares are sold or (ii) such time as the Investor is permitted to dispose of the Shares pursuant to Rule 144. In any case, the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective for the time periods set forth in Section 3(a);

         (c) Furnish to the Investor (i) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Shares.

         (d) Use reasonable efforts to (i) register and qualify the Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times that the Registration Statement is required to be effective under Section 2, hereof and (iv) take all other actions reasonably necessary or advisable to qualify the Common Stock for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (I) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3, (II) subject itself to general taxation in any such jurisdiction, (III) file a general consent to service of process in any such jurisdiction, (IV) provide any undertakings that cause more than nominal expense or burden to the Company or (V) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

         (e) As promptly as practicable after becoming aware of such event, notify the Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to the Investor as the Investor may reasonably request;

         (f) As promptly as practicable after becoming aware of such event, notify the Investor of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

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         (g) Permit a single firm of counsel designated as selling stockholders'
counsel by the Investor to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

         (h) Use its best efforts either to (i) cause all the Shares covered by the Registration Statement to be listed on the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or other national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Common Stock is then permitted under the rules of such exchange or (ii) secure designation of all the Common Stock covered by the Registration Statement as Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the quotation of the Shares on the Nasdaq National Market System; or, if, despite the Company's best efforts to satisfy the preceding clause (i) or
(ii), the Company is unsuccessful in satisfying the preceding clause (i) or
(ii), to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Common Stock;

         (i) Provide a transfer agent and registrar, which may be a single entity, for the Shares not later than the effective date of the Registration Statement; and

         (j) Cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) or the delivery to DTC for the account of the Investor of an electronic certificate representing the Shares to be sold pursuant to the denominations or amounts as the case may be, and registered in such names as the Investor may reasonably request.

         4. OBLIGATIONS OF THE INVESTOR. In connection with the registration of the Common Stock, the Investor shall have the following obligations:

         (a) The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder.

         (b) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)or 3(f), the Investor will immediately discontinue disposition of Common Stock pursuant to the Registration Statement until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e)or 3(f) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in the Investor's possession, of the prospectus covering such Shares current at the time of receipt of such notice.

         5. BLACK-OUT PERIODS. Notwithstanding anything herein to the contrary, after January 4, 2000 (i) the Company shall have the right from time to time to require the Investor not to sell any Shares pursuant to the Registration Statement or to suspend the effectiveness thereof during the period starting with the date 30 days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Investor, of the proposed date of filing of a registration statement or a preliminary prospectus supplement relating to an underwritten public offering of equity securities of the Company for the account of the Company, and ending on the date that is 90 days following the delivery of such estimate if such estimate is accompanied by a notice from the managing underwriter of such offering that the sale by the Investor of Shares during such period would have an adverse impact upon the proposed public offering and (ii) the Company shall be entitled to require the holders of Shares not to sell Shares pursuant to the Registration Statement or to suspend the effectiveness thereof until the earlier of the expiration of a 90-day period or the date on which the Company is required to file either (i) its next 10-KSB or 10-QSB or (ii) a form 8-K with respect to the transaction in question, but only if the Company determines, based upon an opinion of legal counsel, that the sale of Shares or the continued effectiveness of the Registration Statement would interfere with any material financing, acquisition, disposition, corporate reorganization or other

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material transaction involving the Company because public disclosure thereof would be required prior to the time that such disclosure would otherwise be required. In any event, the Company shall not be entitled to exercise its rights under this Section 5 more than once in any one-year period.

         6. EXPENSES OF REGISTRATION. All expenses (other than brokerage commissions or discounts) incurred in connection with registrations, filings or qualifications pursuant to Section 2, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; provided, however, that the Investor shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Investor pursuant to Section 3(g) hereof.

         7. INDEMNIFICATION.

         (a) BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless the Investor, any underwriter (as defined in the Securities Act) for the Investor, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "CLAIMS") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 3(g) with respect to the number of legal counsel, the Company shall reimburse the Investor and each such underwriters or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 7 shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto.

         (b) BY THE INVESTOR. In connection with any Registration Statement in which an Investor is participating, the Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 7(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement. The Investor will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in

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this Section 7(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld.

         (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 7 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable written opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party or other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Investor. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 7, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         (d) CONTRIBUTION. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 7 to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 7, (ii) no seller of Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Shares who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Shares shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Shares.

         8. REPORTS UNDER EXCHANGE ACT. With a view to making available to the Investor the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without Registration, until such time as the Investor has sold all the Shares pursuant to a Registration Statement or Rule 144, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) furnish to the Investor so long as the Investor owns Shares, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without Registration.

         9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Shares pursuant to this Agreement may not be assigned unless the Company agrees to the assignment in writing.

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         10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment of waiver effected in accordance with this Section 10 shall be binding upon the Investor and the Company.

         11. MISCELLANEOUS.

         (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or when sent by registered mail, return receipt requested, addressed (i) if to the Company, at FIRSTCOM CORPORATION, 220 ALHAMBRA CIRCLE, SUITE 910, CORAL GABLES, FLORIDA 33134, ATTN.: CORY SHADE, FAX NO.: (305)448-2636 and (ii) if to the INVESTOR, AT GOMEZ PINZON & ASOCIADOS, PAULA SAMPER, CARRERA 9 NO. 73-24, PISO, SANTA FE DE BOGOTA, D.C., FAX NO.: (571) 310-6646, or at such other address as each such party furnishes by notice given in accordance with this
Section 11(a), and shall be effective, when personally delivered, upon receipt, and when so sent by certified mail, four business days after deposit with the United States Postal Service.

         (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (c) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of Florida applicable to the agreements made and to be performed entirely within such state, without giving effect to rules governing the conflict of laws. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         (e) This Agreement shall inure to the benefit of and be binding upon the sucessor and assigns of each of the parties hereto.

         (f) The headings in the Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                                     *****
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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                FIRSTCOM CORPORATION

                                                By:
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                                                Its:
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                                                INVESTOR

                                                VAREL INTERNATIONAL LIMITED

                                                By:
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                                                Its:
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                                                ZELBORD PROPERTIES LIMITED

                                                By:
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                                                Its:
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